UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/19/2006

RAYONIER INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6780

North Carolina	13-2607329
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

50 North Laura Street
Jacksonville, Florida
32202
(Address of principal executive offices, including zip code)

904-357-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2006, the Board of Directors of Rayonier Inc. (the "Company") approved the following amendments, effective immediately, to the Company's Bylaws:

Article 1, Section 1. New language grants the Board of Directors the authority to relocate the principal office of the Company without having to amend the Bylaws.

Article 2, Section 1. Revised language clarifies that the Board of Directors has the power to designate the place of shareholder meetings.

Article 2, Section 2. A statement was added that no business shall be transacted at annual shareholder meetings except business properly brought before the meeting, and language was added providing the Chairman the authority to refuse to conduct any business not properly before the meeting.

Article 2, Section 4. Language was added providing that notice of shareholder meetings may be given electronically or in person, as well as by mail and that shareholders who cannot be located are not required to receive notice.

Article 2, Section 6. Language was added describing the procedures relating to the voting inspector at shareholder meetings, including granting the voting inspector authority to resolve questions regarding the voting process.

Article 2, Section 9. This Section was added, providing that the Company will make a shareholder list available for inspection prior to the annual meeting.

Article 4, Section 3. Language was added clarifying the procedures by which a Director may waive notice of a meeting.

Article 4, Section 6. Language was added clarifying how a Director may revoke a previously granted consent to action.

Article 4, Section 8. This Section was added, reiterating the presumption that all Directors present at a meeting consent to actions taken at such meeting, unless any such Director makes an indication to the contrary.

Article 5, Section 1. Provisions prohibiting Board committees from authorizing share issuances and repurchases were deleted.

Article 6, Section 2. Clarifying language was added regarding the election and removal of officers.

Article 8, Section 3. This Section, regarding notice waivers, was deleted and similar language was added elsewhere in the Bylaws.

Article 8, Section 7. This Section was added stating that terms used in the Bylaws have the meanings given to them under the North Carolina Business Corporation Act unless the context otherwise indicates.

Article 8, Section 9. This Section was added stating that the Company may conduct any transaction by electronic means.

A copy of the revised Bylaws is attached hereto as Exhibit 3.2.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: May 24, 2006	By:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-3.2	Rayonier Inc. Bylaws as Amended